UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 24, 2003
Date of Report (Date of earliest event reported)

STRATEGIC CAPITAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-28168	11-3289981
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7900 Glades Road, Suite 610, Boca Raton, FL 33434
(Address of principal executive offices, including zip code)

(561) 558-0165
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.

             Not Applicable

Item 2.           Acquisition or Disposition of Assets.

             Not Applicable

Item 3.           Bankruptcy or Receivership.

             Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant.

             Not Applicable

Item 5.           Other Events and Regulation FD Disclosure.

             See Press Release attached hereto as Exhibit 99.1

Item 6.           Resignation of Registrant's Directors.

             Not Applicable

Item 7.           Financial Statement and Exhibits.

(a)	Financial Statement — Not Applicable

(b)	Pro-forma Financial Information — Not Applicable

(c)	Exhibits

Exhibit 99.1 - Press Release dated October 28, 2003

Item 8.           Change in Fiscal Year.

             Not Applicable

Item 9.           Regulation FD Disclosure.

             Not Applicable

Item 10.           Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

             Not Applicable

Item 11.           Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

             Not Applicable.

Item 12.           Results of Operations and Financial Condition.

             Not Applicable.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC CAPITAL RESOURCES, INC.

By:	/s/ DAVID MILLER
David Miller, Chief Executive Officer

Dated: October 28, 2003

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